UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CYCLACEL PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CYCLACEL PHARMACEUTICALS, INC. You invested in CYCLACEL PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2022. Vote Virtually at the Meeting* June 14, 2022 10:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/CYCC2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D83518-P72349 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. CYCLACEL PHARMACEUTICALS, INC. 200 CONNELL DRIVE SUITE 1500 BERKELEY HEIGHTS, NJ 07922 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET www.virtualshareholdermeeting.com/CYCC2022

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D83519-P72349 1. Election of Class 1 Directors Nominees: 2. Ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 01) Dr. Samuel L. Barker 02) Karin L. Walker 3. Approve a proposed amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock available for the grant of awards by 500,000 shares. 4. Approve by an advisory vote the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement. NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof. For For For For

Your Vote Counts! CYCLACEL PHARMACEUTICALS, INC. You invested in CYCLACEL PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2022. Vote Virtually at the Meeting* June 14, 2022 10:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/CYCC2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D83520-P72349 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. CYCLACEL PHARMACEUTICALS, INC. 200 CONNELL DRIVE SUITE 1500 BERKELEY HEIGHTS, NJ 07922 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET www.virtualshareholdermeeting.com/CYCC2022

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D83521-P72349 1. Election of Director Nominee: 1a. Dr. Kenneth M. Ferguson NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof. For